UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

WORKSPORT LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-27631	35-2696895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3120 Rutherford Road, Suite 414

Vaughan, Ontario, Canada L4K 0B1

(Address of principal executive offices)

888-554-8789

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 30, 2021, the Board of Directors (the “Board”) of Worksport Ltd., a Nevada corporation (the “Company”), appointed Mr. William Caragol and Mr. Ambassador Ned L. Siegel as members of the Board. The Board has determined that Messrs. Caragol and Ambassador Seigel each qualifies as an “independent director” as defined under Nasdaq Rule 5605(a)(2) and satisfy the independent requirements of Rule 10A-4 of the Securities Act of 1934, as amended.

Following the Board appointments of Messrs. Caragol and Ambassador Siegel, the Board:

1.	Reconstituted the Board’s Audit Committee to consist of Mr. Craig Loverock (as Chairman) and Messrs. Caragol and Ambassador Siegel (as members). Mr. Loverock has been serving as a member of the Board and Chairman of the Board’s Audit Committee since April 12, 2019, and has been deemed by the Board to qualify as a “financial expert” under Item 407(d)(5)(ii) and (iii) of Regulation S-K promulgated under the Securities Act of 1933, as amended;

2.	Established a Compensation Committee consisting of Mr. Caragol (as Chairman) and Messrs. Loverock and Ambassador Seigel (as members); and

3.	Established a Nominating and Corporate and Governance Committee consisting of Mr. Ambassador Siegel (as Chairman), and Messrs. Loverock and Caragol (as members).

The appointments of Messrs. Caragol and Ambassador Siegel to the Board and the reconstitution or establishment of the Board’s committees were done in connection with the Company’s listing application with the Nasdaq Capital Market. There can be no assurances that Nasdaq will approve the Company’s application.

Professional Experience:

William Caragol, age 54, has, since April 2020, been Executive Vice President, Chief Operating and Chief Financial Officer of Hawaiian Springs LLC, a natural spring artesian bottled water company. From 2018 to the present, Mr. Caragol has served as the Managing Director of Quidem LLC, a corporate advisory firm. Since 2015, Mr. Caragol has served as the Chairman of the Board of Thermomedics, Inc., a medical diagnostic equipment company. Since February 2021, Mr. Caragol has also served as a member of the Board of Directors and Chairman of the Audit Committee of Greenbox POS (NASDAQ: GBOX). From 2012 to 2018, Mr. Caragol served as the Chairman and CEO of PositiveID, a publicly traded holding company with a portfolio of products in bio-detection systems, molecular diagnostics, and diabetes management products. Mr. Caragol earned a B.S. in business administration and accounting from Washington & Lee University and is a member of the American Institute of Certified Public Accountants. The Board believes that Mr. Caragol’s vast experience as a member of severally publicly-traded companies’ board of directors, his education, and professional credentials qualify him to serve as a member of the Company’s Board and as a member of the Board’s committees.

Mr. Ambassador Ned L. Siegel, age 69, serves and the President of The Siegel Group, a multi-disciplined international business management advisory firm he founded in 1997 in Boca Raton, Florida, specializing in real estate, energy, utilities, infrastructure, financial services, oil and gas, and cyber and secure technology. Mr. Ambassador Siegel has served since 2013 as Of Counsel to the law firm of Wildes & Weinberg, P.C. From October 2007 until January 2009, he served as the United States Ambassador to the Commonwealth of The Bahamas. Prior to his Ambassadorship, in 2006, he served with Ambassador John R. Bolton at the United Nations in New York, as the Senior Advisor to the U.S. Mission and as the United States Representative to the 61st Session of the United Nations General Assembly. From 2003 to 2007, Mr. Ambassador Siegel served on the Board of Directors of the Overseas Private Investment Corporation (OPIC), which was established to help U.S. businesses invest overseas, fostering economic development in new and emerging markets, complementing the private sector in managing the risk associated with foreign direct investment and supporting U.S. foreign policy. Appointed by Governor Jeb Bush, he served as a Member of the Board of Directors of Enterprise Florida, Inc. (EFI) from 1999 to 2004. EFI is the state of Florida’s primary organization promoting statewide economic development through its public-private partnership.

Ambassador Siegel presently serves on the Board of Directors of the following companies: CIM City, U.S. Medical Glove Company, Global Supply Team, Moveo, LLC and the Caribbean Israel Leadership Coalition (CILC), Caribbean Israel Venture Services, Inc. He also presently serves on the following Advisory Boards: Usecrypt, Brand Labs International (BLI), Elminda Ltd., Findings, and Sol Chip Ltd. and Maridose, LLC.

Mr. Ambassador Siegel received a B.A. from the University of Connecticut in 1973 and J.D. from the Dickinson School of Law in 1976. In December 2014, Mr. Ambassador Siegel received an honorary degree of Doctor of Business Administration from the University of South Carolina.

The Board believes that Mr. Ambassador Siegel’s vast professional experience, education, and professional credentials qualify him to serve as a member of the Company’s Board and as a member of the Board’s committees.

Craig Loverock, CPA, CA, age 50, has been a member of the Company’s Board and Chairman of the Board’s Audit Committee since April 22, 2019. Mr. Loverock is a licensed Chartered Professional Accountant and received his Chartered Accountant designation from the Institute of Chartered Accountants, Ontario, in 1997. Mr. Loverock has over 24 years of experience in accounting and finance roles in Canada, the United States, and England. Mr. Loverock has been the Chief Financial Officer and Corporate Secretary at Contagious Gaming Inc. since November 30, 2015, and currently serves as the Chief Financial Officer of Sproutly Canada, Inc. From October 2014 to May 2015, he served as the Chief Financial Officer of VoiceTrust Inc. From November 2012 to October 2014, he served as the Chief Financial Officer and Chief Compliance Officer of Quartz Capital Group Ltd. From January 2010 to November 2012, he provided Chief Financial Officer consulting services to a number of high-growth businesses. The Board believes that Mr. Loverock’s vast professional experience, education, and professional credentials qualify him to serve as a member of the Company’s Board and as a member of the Board’s committees.

Committee Charters and Code of Ethics:

On June 30, 2021, the Company’s Board established and adopted charters for its Audit Committee, Compensation Committee, and Nominating and Governance Committee, and established and adopted a Code of Ethics. The Code of Ethics is field as an exhibit to this Form 8-K and is incorporated by reference herein. The Company will post the Committee Charters and the Code of Ethics on the Company’s website.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description:
14.1	Code of Ethics of Worksport Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSPORT LTD.

Date: July 2, 2021	By:	/s/ Steven Rossi
	Name:	Steven Rossi
	Title:	Chief Executive Officer (Principal Executive Officer)